THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. Prior to May 1, 2000, the Fund invested substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE"). Upon the shareholders' approval at the 2000 Annual Meeting of Stockholders, effective April 28, 2000, the Fund's investment objective has been changed.

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First Section of the TSE. The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the First or Second Section of the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. Effective January 1, 2000, the Fund implemented an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or
(201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to PFPC Inc. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 331-1710 or by writing The Japan Equity Fund, Inc., c/o PFPC Inc. P.O. Box 8030, Boston, MA 02266-8030.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                    June 6, 2001
DEAR SHAREHOLDERS:

    It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2001.

BACKGROUND

    The objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"). Stock selection in Japan is facilitated by the use of a value screen applied to all stocks listed on the First and Second Sections of the Tokyo Stock Exchange ("TSE"), the over-the-counter market in Japan and listed on other stock exchanges in Japan. The way in which the Fund seeks to meet its objective is to identify under-valued stocks by examining certain fundamental characteristics of stocks which are listed on the exchanges listed above. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. This method of stock selection results in a master list of 300 stocks (from a universe of 3,300 stocks) from which stocks are selected for the Fund in accordance with predetermined sector and size parameters.

PERFORMANCE OF THE JAPANESE STOCK MARKET

MARKET REVIEW -- NOVEMBER 2000 - APRIL 2001

SUMMARY

    - During the period from November 1, 2000 to April 30, 2001, the TOPIX declined by 5.06% from 1379.96 to 1310.09 in Yen terms. The stock market bottomed out at 1161.97 on March 14th but it appears to have peaked at 1440.97 on May 7th for the time being.

NOVEMBER 2000

    - Entering November, the external environment continued to hold many concerns: oil prices remained at their highest level since the Gulf War and stock prices in New York displayed volatility as the outcome of the U.S. presidential election remained in doubt. In Japan, the political scene was thrown into disarray when Koichi Kato, former chief secretary of the Liberal Democratic Party ("LDP"), signalled his intention to back a no-confidence motion against the Mori cabinet.

DECEMBER 2000

    - The prices of Nippon Steel (5401), MHI (7011), Teijin (3401) and other domestic demand--oriented mid-cap stocks steadied in December, but information technology ("IT") and semiconductor stocks deteriorated through the end of the month. Business sentiment was battered when two ethnic South Korean credit cooperatives, Kansai Kogin (Japan's largest, with deposits of approximately Y1trn) and Tokyo Shogin (Japan's seventh largest), technically became insolvent on December 16th. The Nikkei Index fell below Y14,000 for the first time since January 1999 and TOPIX below Y1,300, its lowest level since March 1999. The announcement in early December of Gross Domestic Product ("GDP") growth of 0.2% in the July--September quarter, the third consecutive quarter of positive growth, failed to lift spirits in the investment and corporate communities.

JANUARY 2001

    - In early January the Tokyo stock market fell to the lowest level in almost 20 months. Thereafter, the key indices were pushed upwards by the following factors: (1) talks of official support for the stock market
       (2) stable movements in the U.S. stock markets, especially the NASDAQ and
       (3) a number of corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
      plans to buy back their own shares. However the degree of rebound was limited while the selling pressure from bank and corporate unwinding their cross-share holdings put a cap on the market. On January 18, the LDP's panel, chaired by Hideyuki Aizawa, the former chairman of the Financial Reconstruction Commission, started to discuss how to halt the slide in the stock market. They have considered several measures, including one giving companies more freedom to buy back and hold their own shares. This supported the stock market from the middle of the month on.

FEBRUARY 2001

    - At the beginning of the month, deterioration in business sentiment became clear in both Japan and the U.S., and the Tokyo markets declined in line with drops in the U.S. Stock Markets. On February 8th, the July -- September GDP was revised down substantially, from 1.0% growth to a 2.4% decline, for the first negative growth in three quarters. On the following day, February 9, the Bank of Japan ("BoJ") lowered the discount rate by 0.15 percentage points, to 0.35%, but this did not stop the markets from falling further. In the middle of the month, NTT DoCoMo carried out a capital increase of close to Y1trn through a public offering, which had an adverse effect on the demand/supply picture for stocks.

MARCH 2001

    - On March 2, the Nikkei Index, which peaked on December 29, 1989 at Y38,915.87 hit a new post-bubble low of Y12,879.97, breaking through the previous low set on October 9, 1998. Thereafter, however, the decline in stock prices came to a halt thanks to the BoJ's monetary easing and expectations of concrete economic stimulus and direct stock-boosting measures. On March 19, the BoJ decided to add quantitative easing to its array of measures, thus re-applying real zero interest rates. This, coupled with reports of agreement on the need to encourage the disposal of bad debt at the Japan-U.S. summit on March 20th, was welcomed by the markets and led to a strong Nikkei rebound of Y913 on March 21, the seventh highest on record.

APRIL 2001

    - In late April, the Tokyo stock market surged amid increasing investor expectations for changes, including pro-market structural reform, pledged by new Prime Minister Junichiro Koizumi. The U.S. stock markets' strong movement on the back of the U.S. Federal Reserve Bank's interest rate cut and foreign investors' return to the market also supported this rally, which occurred after the market seesawed until the middle of the month as investor expectations for the government's economic package fluctuated and concerns over the domestic economy increased.

OUTLOOK AND STRATEGY

    We remain very positive on the long-term developments in Japan. Prime Minister Koizumi remains faithful to his reformist goals so far and he is clearly different from his predecessors in the LDP over the last 40 years. New ideas such as the reduction of the number of local authorities and privatization of Narita Airport have never been discussed before in Japan but are now suddenly thrown into mainstream discussions by inclusion on policy agendas. Koizumi's exciting speaking style, unassuming life style, and political leadership skills should continue to appeal to voters. We think it is highly possible that he will take advantage of his popularity to brush aside the opposition leaders and vested interests within LDP and carry out structural reform. The future could be very bright.

    On the other hand, with negative GDP growth for the first quarter of 2001, concerns over the course of the macro economy for the rest of the year are gradually increasing. The deteriorating business climate should increase the likelihood of a decline in corporate profits, and foreign investor buying to adjust their extreme underweight position appears to have peaked for the time being.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    Given the mixture of the long-term positives and short-term negatives, the market is likely to be stuck in a trading range during the traditionally quiet summer months. However, the downside risks should be limited given that interest rate-related valuations are at a historically low level.

    In our view, the catalysts for the resumption of upward movement in the market will include concrete policy proposals for a final resolution to the non-performing loan problem and an acceleration of corporate restructuring, which we expect to be realized sometime in the second half of this year.

    We continue to maintain a balanced portfolio strategy without favoring particular areas. The portfolio consists of (1) internationally competitive stocks (Fuji Film, Sony, and Honda), (2) cyclical value stocks (Oji Paper, Kuraray and Kubota), and (3) defensive stocks (Nippon Meat Packers, JT, and Kansai Electric Power).

    If Prime Minister Koizumi is able to implement policies for structural reform, we believe that the market will begin to distinguish winners and losers more clearly across sectors. We believe the stocks held in the portfolio that are associated with quality should benefit from the expected market conditions in the second half of the year.

FUND PERFORMANCE

    As of April 30, 2001, the Fund's net assets were approximately
$76.7 million, which represents a net asset value of $7.09 per share. The return on the Fund's net assets was -15.09% since the Fund's fiscal year-end on October 31, 2000. Over the same period, the Benchmark (TOPIX) return was -12.50%, as measured in U.S. Dollars.

    The change in net asset value in U.S. Dollars depends on several factors such as: (1) the percentage change in the Benchmark during the period; (2) the over- or under- performance of the Fund's portfolio, after expenses, relative to the Benchmark; and (3) the change in the Japanese Yen/U.S. Dollar exchange rate.

    Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we placed a priority on evaluation of the top management, and its commitment to enhance shareholders' value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On April 30, 2001, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 98.48%, while short-term investments and other net assets represented 1.52%.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 26 different industries. The Fund had relatively large weightings in Electric Appliances (17.35% of net assets), Communication (7.59%), Banks (7.49%), Transportation Equipment (6.93%), Chemicals (6.37%), and Services (5.90%).

    During the six months ended April 30, 2001, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $5.51 per share on March 14, 2001 to a high of $7.375 on November 7, 2000. The Fund's NYSE market price closed at $6.72 per share on April 30, 2001.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the six months ended April 30, 2001 ranged from a discount of 29.59% on December 21, 2000 to a discount of 4.82% on April 19, 2001, and ended the period at a discount of 5.22%.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. for all North American clients. A senior member of the Investment Policy Committee (IPC), Mr. Ogawa possesses 27 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of
13 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

SUBSEQUENT EVENT

    Harry M. Markowitz retired as a Director of the Fund effective as of June 6, 2001.

    We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Hideaki Matsuura                              /s/ Shunsuke Ichijo
HIDEAKI MATSUURA                                  SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                             PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--98.48%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--7.49%
       192  Mitsubishi Tokyo Financial
             Group Inc.........................  $  1,958,074
       300  Mizuho Holdings, Inc...............     1,847,835
   285,000  The Sumitomo Trust & Banking
             Co., Ltd..........................     1,935,370
                                                 ------------
                                                    5,741,279
                                                 ------------
CHEMICALS--6.37%
   175,000  Asahi Kasei Corp...................       900,850
    20,000  Denki Kagaku Kogyo Kabushiki
             Kaisha............................        73,978
    32,000  Fuji Photo Film Co., Ltd...........     1,289,842
    54,000  Kao Corp...........................     1,372,400
    31,000  Shin-Etsu Chemical Co., Ltd........     1,244,516
                                                 ------------
                                                    4,881,586
                                                 ------------
COMMUNICATION--7.59%
       398  NTT Corp...........................     2,528,774
       160  NTT DoCoMo, Inc....................     3,289,357
                                                 ------------
                                                    5,818,131
                                                 ------------
CONSTRUCTION--0.97%
    86,000  Sekisui House, Ltd.................       739,927
                                                 ------------
ELECTRIC APPLIANCES--17.35%
    24,000  Canon Inc..........................       942,129
    12,200  Fanuc Ltd..........................       682,331
    59,000  Fujitsu Ltd........................       811,817
   120,000  Hitachi Ltd........................     1,163,577
     4,500  Kyocera Corp.......................       430,150
    88,000  Matsushita Electric Industrial
             Co., Ltd..........................     1,467,260
    15,000  Minebea Co., Ltd...................       117,766
    16,000  Murata Manufacturing Co., Ltd......     1,345,528
    55,000  NEC Corp...........................     1,003,845

  SHARES                                            VALUE
----------                                       ------------
     9,200  Rohm Co., Ltd......................  $  1,623,310
    29,400  Sony Corp..........................     2,198,754
   230,000  Toshiba Corp.......................     1,509,753
                                                 ------------
                                                   13,296,220
                                                 ------------
ELECTRIC POWER & GAS--3.45%
   100,000  Kansai Electric Power Co., Inc.....     1,577,499
    44,800  Tokyo Electric Power Co., Inc......     1,069,688
                                                 ------------
                                                    2,647,187
                                                 ------------
FISHERY, AGRICULTURE & FORESTRY--0.38%
   150,000  Nippon Suisan Kaisha, Ltd..........       292,594
                                                 ------------
FOODS--3.47%
    11,000  Coca-Cola West Japan Co., Ltd......       237,272
    70,000  House Foods Corp...................       805,099
       150  Japan Tobacco Inc..................     1,001,619
    55,000  Nippon Meat Packers, Inc...........       616,107
                                                 ------------
                                                    2,660,097
                                                 ------------
GLASS & CERAMIC PRODUCTS--1.34%
   120,000  Asahi Glass Co., Ltd...............     1,029,543
                                                 ------------
INSURANCE--2.29%
    74,000  Tokyo Marine & Fire Insurance
             Co., Ltd..........................       778,632
   160,000  Yasuda Fire & Marine Insurance
             Co., Ltd..........................       979,037
                                                 ------------
                                                    1,757,669
                                                 ------------
LAND TRANSPORTATION--2.60%
       119  East Japan Railway Co..............       662,663
    60,000  Nippon Express Co., Ltd............       301,093

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------

LAND TRANSPORTATION (CONCLUDED)
    48,000  Yamato Transport Co., Ltd..........  $  1,025,658

                                                 ------------
                                                    1,989,414
                                                 ------------
MACHINERY--4.30%
    60,000  Amano Corp.........................       485,148
   130,000  Komatsu Ltd........................       736,544
   212,000  Kubota Corp........................       772,157
    11,000  SMC Corp...........................     1,304,330
                                                 ------------
                                                    3,298,179
                                                 ------------
MARINE TRANSPORTATION--0.84%
   238,000  Mitsui O.S.K. Lines, Ltd...........       643,399
                                                 ------------
METAL PRODUCTS--0.52%
    25,000  Tostem Corp........................       396,398
                                                 ------------
NON-FERROUS METALS--2.60%
   150,000  Mitsui Mining & Smelting
             Co., Ltd..........................       880,210
    90,000  Sumitomo Electric
             Industries, Ltd...................     1,113,072
                                                 ------------
                                                    1,993,282
                                                 ------------
OTHER FINANCING BUSINESS--1.77%
    21,000  Hitachi Capital Corp...............       482,720
    10,000  Orix Corp..........................       873,331
                                                 ------------
                                                    1,356,051
                                                 ------------
OTHER PRODUCTS--3.31%
   118,000  Dai Nippon Printing Co., Ltd.......     1,603,577
     5,800  Nintendo Co., Ltd..................       934,197
                                                 ------------
                                                    2,537,774
                                                 ------------
PHARMACEUTICAL--3.75%
    30,000  Chugai Pharmaceutical Co., Ltd.....       445,569


  SHARES                                            VALUE
----------                                       ------------
    10,000  Taisho Pharmaceutical Co. Ltd......  $    196,681
    32,000  Takeda Chemical
             Industries, Ltd...................     1,543,667
    25,000  Yamanouchi Pharmaceutical
             Co., Ltd..........................       692,028
                                                 ------------
                                                    2,877,945
                                                 ------------
PULP & PAPER--1.72%
   270,000  Oji Paper Co., Ltd.................     1,322,137
                                                 ------------
REAL ESTATE--1.05%
    81,000  Mitsui Fudosan Co., Ltd............       803,116
                                                 ------------
RETAIL TRADE--4.97%
    26,000  Ito-Yokado Co., Ltd................     1,449,939
    30,000  Marui Co., Ltd.....................       405,261
     8,800  Paris Miki Inc.....................       284,905
     3,200  Saizeriya Co., Ltd.................       139,603
    23,000  Seven-Eleven Japan Co., Ltd........     1,118,818
     5,000  Yamada Denki Co., Ltd..............       410,360
                                                 ------------
                                                    3,808,886
                                                 ------------
SECURITIES--4.64%
   170,000  Nikko Securities Co., Ltd..........     1,444,759
   100,000  Nomura Securities Co., Ltd.........     2,112,505
                                                 ------------
                                                    3,557,264
                                                 ------------
SERVICES--5.90%
     4,560  Nippon Television Network Corp.....     1,468,944
    19,000  Secom Co., Ltd.....................     1,153,379
    39,000  TIS Inc............................     1,385,755
    23,000  Tokyo Broadcasting System, Inc.....       515,662
                                                 ------------
                                                    4,523,740
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

TEXTILE & APPAREL--1.54%

  SHARES                                            VALUE
----------                                       ------------
   163,000  Kuraray Co., Ltd...................  $  1,176,819
                                                 ------------
TRANSPORTATION EQUIPMENT--6.93%
    30,000  Denso Corp.........................       588,830
    43,000  Honda Motor Co., Ltd...............     1,729,745
    90,000  Toyota Motor Corp..................     2,993,930
                                                 ------------
                                                    5,312,505
                                                 ------------
WHOLESALE TRADE--1.34%
   180,000  Mitsui & Co., Ltd..................     1,028,571
                                                 ------------
Total Common Stocks
  (Cost--$82,053,262)..........................    75,489,713
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.23%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR TIME DEPOSIT--0.23%
      $177  Bank of New York Time Deposit,
             2.10%, due 5/1/01
             (Cost--$176,765)..................  $    176,765
                                                 ------------
Total Investments--98.71%
  (Cost--$82,230,027)..........................    75,666,478
Other assets less liabilities--1.29%...........       992,042
                                                 ------------
NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $7.09 per share)--100.00%....................  $ 76,658,520
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2001 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Electric Appliances................    17.35%
Communication......................     7.59
Banks..............................     7.49
Transportation Equipment...........     6.93
Chemicals..........................     6.37
Services...........................     5.90
Retail Trade.......................     4.97
Securities.........................     4.64
Machinery..........................     4.30
Pharmaceutical.....................     3.75

TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 2001(UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
NTT DoCoMo, Inc....................     4.29%
Toyota Motor Corp..................     3.91
NTT Corp...........................     3.30
Sony Corp..........................     2.87
Nomura Securities Co., Ltd.........     2.76
Mitsubishi Tokyo Financial
  Group Inc........................     2.55
The Sumitomo Trust & Banking
  Co., Ltd.........................     2.52
Mizuho Holdings, Inc...............     2.41
Honda Motor Co., Ltd...............     2.26
Rohm Co., Ltd......................     2.12

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$82,230,027).......................    $ 75,666,478
  Cash denominated in foreign currency
   (cost--$2,139,022)........................       2,114,953
  Receivable for securities sold.............       4,251,011
  Interest and dividends receivable..........         237,243
  Prepaid expenses...........................          25,958
                                                 ------------
    Total assets.............................      82,295,643
                                                 ------------
LIABILITIES
  Payable for securities purchased...........       5,490,837
  Accrued expenses and other liabilities.....         146,286
                                                 ------------
    Total liabilities........................       5,637,123
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................         108,157
  Paid-in capital in excess of par value.....     108,486,746
  Accumulated net investment loss............        (154,963)
  Accumulated net realized loss on
   investments...............................     (25,201,807)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (6,579,613)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 76,658,520
                                                 ============
        NET ASSET VALUE PER SHARE............    $       7.09
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $45,145)..................................    $    255,822
  Interest...................................           3,259
                                                 ------------
    Total investment income..................         259,081
                                                 ------------
EXPENSES:
  Investment management fee..................         147,462
  Administration fee.........................          73,405
  Custodian fees and expenses................          38,452
  Audit and tax services.....................          30,992
  Reports and notices to shareholders........          29,753
  Directors' fees and expenses...............          25,254
  Legal fees and expenses....................          24,753
  Insurance expense..........................           8,577
  Transfer agency fee and expenses...........           7,935
  Other......................................          27,461
                                                 ------------
    Total expenses...........................         414,044
                                                 ------------
NET INVESTMENT LOSS..........................        (154,963)
                                                 ------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (1,721,586)
  Net realized foreign currency transaction
   losses....................................        (305,741)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................     (11,457,544)
  Net change in unrealized appreciation
   (depreciation) on and other assets and
   liabilities denominated in foreign
   currency..................................          12,038
                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................     (13,472,833)
                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $(13,627,796)
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                    MONTHS
                                                    ENDED        FOR THE YEAR
                                                  APRIL 30,         ENDED
                                                     2001        OCTOBER 31,
                                                 (UNAUDITED)         2000
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $   (154,963)   $   (499,416)
  Net realized gain (loss) on:
    Investments..............................      (1,721,586)      5,683,608
    Foreign currency transactions............        (305,741)        (33,032)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........     (11,457,544)    (16,403,238)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          12,038         (30,733)
                                                 ------------    ------------
  Net decrease in net assets resulting from
   operations................................     (13,627,796)    (11,282,811)
                                                 ------------    ------------
NET ASSETS:
  Beginning of period........................      90,286,316     101,569,127
                                                 ------------    ------------
  End of period..............................    $ 76,658,520    $ 90,286,316
                                                 ============    ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First or Second Section of the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser") also an affiliate of the Manager acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

    Brokerage commissions of approximately $12,356 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the six months ended April 30, 2001. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. However, for the six months ended April 30, 2001, there were no out-of-pocket expenses incurred by the Manager or the Adviser.

    At April 30, 2001, the Fund owed $23,889 to the Manager and the Manager informed the Fund that it owed the Adviser $14,334.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 2001, DSTC and the Sub-Custodian earned $20,596 and $17,856, respectively, as compensation for custodial service to the Fund.

    At April 30, 2001, the Fund owed $11,753 and $3,175 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $4,711 payable to the Sub-Custodian.

    During the six months ended April 30, 2001, the Fund paid or accrued $24,753 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2001 was $82,312,521, excluding $176,765 of short-term investments. At
April 30, 2001, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $6,822,808 was composed of gross appreciation of $4,767,061 for those investments having an excess of value over cost, and gross depreciation of $11,589,869 for those investments having an excess of cost over value. For the six months ended April 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $26,351,763 and $25,520,202, respectively.

    At October 31, 2000, the Fund had a remaining capital loss carryover of $23,174,480, of which $6,264,639 expires in the year 2005 and $16,909,841 expires in the year 2006.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at April 30, 2001, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                APRIL 30,               FOR THE YEARS ENDED OCTOBER 31,
                                                   2001       ----------------------------------------------------
                                               (UNAUDITED)      2000       1999       1998       1997       1996
                                               ------------   --------   --------   --------   --------   --------
Net asset value, beginning of period........     $ 8.35       $ 9.39     $ 6.08     $ 6.99     $ 10.52    $ 11.47
                                                 -------      -------    -------    -------    -------    -------
Net investment loss.........................      (0.01)       (0.04)     (0.01)     (0.01)     (0.01)     (0.01)
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................      (1.25)       (1.00)      3.32      (0.90)     (2.86)      0.19
                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations..................      (1.26)       (1.04)      3.31      (0.91)     (2.87)      0.18
                                                 -------      -------    -------    -------    -------    -------
Less: dividends and distributions to
 shareholders
  Net realized gains on investments and
   foreign currency transactions............        --           --         --         --       (0.66)     (0.67)
Dilutive effect of rights offering..........        --           --         --         --         --       (0.43)
                                                 -------      -------    -------    -------    -------    -------
Offering costs charged to paid-in capital in
 excess of par value........................        --           --         --         --         --       (0.03)
                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period..............     $ 7.09       $ 8.35     $ 9.39     $ 6.08     $ 6.99     $ 10.52
                                                 =======      =======    =======    =======    =======    =======
Per share market value, end of period.......     $ 6.720      $ 7.063    $ 9.813    $ 6.875    $ 7.375    $ 10.375
                                                 =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of period, assuming reinvestment
   of dividends.............................      (4.86)%     (28.02)%    42.73 %    (6.78)%   (23.76)%   (13.55)%+
  Based on net asset value at beginning and
   end of period, assuming reinvestment
   of dividends.............................     (15.09)%     (11.08)%    54.44 %   (13.02)%   (28.73)%    (1.18)%+
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................    $ 76.7        $ 90.3     $101.6     $ 65.8     $ 75.6     $113.6
  Ratios to average net assets of:
    Expenses................................       1.06 %*      0.96 %     1.08 %     1.19 %     1.03 %     0.90 %
    Net investment loss.....................      (0.40)%*     (0.48)%    (0.11)%    (0.13)%    (0.13)%    (0.04)%
  Portfolio turnover........................      33.15 %      61.91 %    58.70 %    52.07 %    61.75 %    33.89 %

---------------------------------------------------------------------------
  + For the year ended October 31, 1996, the total investment return includes the benefit of shares resulting from the exercise of rights.
  *  Annualized.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 6, 2001, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

    Election of two Class II Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2004 and the election of one Class III Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002.

                                   NUMBER OF          PROXY
                                  SHARES/VOTES      AUTHORITY
                                   VOTED FOR         WITHHELD
                                  ------------     ------------
CLASS II
------------------------------
David G. Harmer...............       8,677,604          271,070
Oren G. Shaffer...............       8,625,109          323,565

CLASS III
------------------------------
Alfred C. Morley..............       8,661,223          287,451

    In addition to the three Directors re-elected at the Meeting, Austin C. Dowling, Martin J. Gruber, and Hideaki Matsuura were the other members of the Board who continued to serve as Directors of the Fund.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

    This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    -  Applications and other forms you submit to us.

    -  Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

----------------------------------------
BOARD OF DIRECTORS
Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

Shunsuke Ichijo
PRESIDENT

John J. O'Keefe
VICE PRESIDENT AND TREASURER

Judy Runrun Tu
SECRETARY

Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2001

                           -------------------------

                            [JAPAN EQUITY FUND LOGO]

                           -------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.